Rule 497(e)

File Nos. 002-89550 and 811-03972

FUTUREFUNDS SERIES ACCOUNT

Group Flexible Premium Variable Annuity Contracts

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated March 25, 2020 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019.

Columbia Variable Portfolio – Asset Allocation Fund Liquidation:

The Board of Trustees of the Fund has approved a plan of liquidation pursuant to which the Columbia Variable Portfolio – Asset Allocation Fund (the “Liquidated Fund”) will be liquidated on or around April 24, 2020 (the “Liquidation Date”). Participants may transfer assets out of the Sub-Account for the Liquidated Fund at any time prior to the Liquidation Date and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit.

Effective as of the close of business April 24, 2020, any assets remaining in the Sub-Account for the Liquidated Fund will become invested in the Sub-Account for the Great-West Government Money Market Fund, and existing Participants may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Liquidated Fund. Any Participant utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Liquidated Fund should contact the Retirement Resource Operations Center immediately to make alternate arrangements. If you fail to make alternate arrangements by April 24, 2020, any allocations made to the Sub-Account for the Liquidated Fund will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund.

Background on the SECURE Act

On December 20, 2019, the President signed into law the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”).  The SECURE Act makes significant changes to laws governing individual retirement accounts and individual retirement annuities (collectively, “IRAs”) and “defined contribution” retirement plans, such as 401(k), 403(b) and 457(b) plans. The effective date for many of the provisions of the new law is January 1, 2020.

Accordingly, effective January 1, 2020 the Prospectus is revised to conform to the provisions of the SECURE Act described below:

Increase in RMD Age

For plan participants who attain age 70 ½ after 2019 (i.e., were born on or after July 1, 1949), the age at which you must begin taking Required Minimum Distributions has increased to 72. This change does not apply to individuals who attained age 70 ½ before January 1, 2020 (i.e., were born on or before June 30, 1949).

Changes to Timing of Death Benefit Distributions

Prior to the SECURE Act, beneficiaries of an annuity that was part of a defined contribution plan could elect to have the annuity’s death benefit distributed over the beneficiary’s life expectancy. Under the new rule, except for eligible designated beneficiaries (“EDBs”), the beneficiary must receive the entire death benefit within 10 years of the annuity owner’s death. EDBs may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die.  EDBs include: (1) the owner‘s surviving spouse, (2) the owner’s minor child (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.